United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8820
                                   ---------------------------------------------

                           The Markman MultiFund Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip code)

    Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (952) 920-4848
                                                    ----------------------------

Date of fiscal year end:  12/31
                          --------

Date of reporting period: 12/31/07
                          --------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Markman
Core Growth Fund
---------------------
A Value-Added
Large Growth Strategy


                                                                      12.31.2007
                                                                   Annual Report

--------------------------------------------------------------------------------
Dear Fellow Shareholders,
--------------------------------------------------------------------------------

I have much to share with you about the wild year just passed. But before we revisit 2007 (which was another successful year for the Fund) I'd like to step back for a moment and look at a somewhat longer and perhaps more instructive perspective. This is fitting since, with the end of 2007, we reached a small historic milestone: the Fifth Anniversary of the Markman Core Growth Fund.(1)

We all know that investment approaches and management styles should be evaluated over reasonably lengthy periods of time. In any given year or two, unsustainable and unexplainable aberrations--good and bad--may occur that have little bearing on longer term prospects. After three years, I believe one can slowly start to sort through the confusion of short-term market static and begin to form preliminary judgements. A five year period normally allows investors to observe the dynamics and performance of a fund over a market cycle making it, by many observers' estimation, the first significant time frame by which to fairly judge an investment approach.

So though one is reminded that past performance is no guarantee of future results, I am very pleased to report to shareholders that the results achieved by the Markman Core Growth Fund over these past five years have been excellent. Here are the facts for the five year period ending 12/31/07:

      o     Annualized compound rate of return: 19.08%

      o Rank in Morningstar Large Cap Growth Category: 4th Percentile out of 1215 funds

      o Rank in Lipper Large Cap Growth Category: 1st Percentile out of 503 funds

My reason for beginning this Annual Report with a longer term discussion of the Fund's results--and the importance of this discussion--relates to how performance is built over time, how excellence is measured, and how the media and fund analysts far too often poorly prepare and ill-serve shareholders like you.

As I write this, in the first week of 2008, the financial press is filled with the usual stories about funds that shot the lights out in 2007. I'd be the last to take any credit or kudos away from these 'hot' managers; as an investment professional I know how hard it is to excel at any time. And it's always a great experience to own a fund that has a fantastic year. Nevertheless, I have always wondered whether the value of this annual exercise of reporting the best and hottest is worth the time and effort; whether the payoff for investors seeking guidance is really there. I learned long ago that there is an axiom that great long-term investors never forget:

           good returns + consistency > great returns + inconsistency

----------
(1) You may note that when we report historic returns for the Fund, the numbers cover a period longer than the previous five years. That is because the Markman Core Growth Fund was formed by the merger of three other funds at the end of 2002. We were required to carry forward the historical record of one of those funds, a fund of funds called the Markman Moderate Allocation Portfolio. While this Moderate Growth Fund had the same manager as the new Core Growth Fund, it's philosophy, strategy and investment criteria were significantly different and do not reflect that of the Core Growth Fund.

--------------------------------------------------------------------------------
Performance Comparisons Against Market Indices and Fund Peers
--------------------------------------------------------------------------------

                                   [BAR CHART]
                                    ONE YEAR
--------------------------------------------------------------------------------
MTRPX CLASS I                                                             16.29%
--------------------------------------------------------------------------------
S&P 500 Index                                                              5.49%
--------------------------------------------------------------------------------
RUSSELL 1000 Growth Index                                                 11.82%
--------------------------------------------------------------------------------
Morningstar Large Cap Growth                                              12.34%
--------------------------------------------------------------------------------
Lipper Large Cap Growth                                                   14.21%
--------------------------------------------------------------------------------


                                   [BAR CHART]
                                   THREE YEAR
--------------------------------------------------------------------------------
MTRPX CLASS I                                                             13.20%
--------------------------------------------------------------------------------
S&P 500 Index                                                              8.63%
--------------------------------------------------------------------------------
RUSSELL 1000 Growth Index                                                  8.69%
--------------------------------------------------------------------------------
Morningstar Large Cap Growth                                               7.08%
--------------------------------------------------------------------------------
Lipper Large Cap Growth                                                    8.66%
--------------------------------------------------------------------------------


                                   [BAR CHART]
                                    FIVE YEAR
--------------------------------------------------------------------------------
MTRPX CLASS I                                                             19.08%
--------------------------------------------------------------------------------
S&P 500 Index                                                             12.83%
--------------------------------------------------------------------------------
RUSSELL 1000 Growth Index                                                 12.11%
--------------------------------------------------------------------------------
Morningstar Large Cap Growth                                              9.96%
--------------------------------------------------------------------------------
Lipper Large Cap Growth                                                   11.74%
--------------------------------------------------------------------------------


                                   [BAR CHART]
                                    TEN YEAR
--------------------------------------------------------------------------------
MTRPX CLASS I                                                              5.00%
--------------------------------------------------------------------------------
S&P 500 Index                                                              5.91%
--------------------------------------------------------------------------------
RUSSELL 1000 Growth Index                                                  3.83%
--------------------------------------------------------------------------------
Morningstar Large Cap Growth                                               0.89%
--------------------------------------------------------------------------------
Lipper Large Cap Growth                                                    5.00%
--------------------------------------------------------------------------------

                    MTRPX Gross Fund Expenses for 2007: 1.70%
                     MTRPX Net Fund Expenses for 2007: 1.70%
  The returns shown above are those of MTRPX Class I Shares, the Fund's oldest share class.

The Russell 1000 Growth Index

Measures the performance of those stocks in the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in the index.

Morningstar Large Cap Growth

Funds that invest in big U.S. companies (stocks in the top 70% of the capitalization of the U.S. market) that are projected to grow faster than other large cap stocks. Growth is defined based on fast or high growth rates for earnings, sales, book value and cash flow, and high valuation based on price ratios and low dividend yields. Most of these portfolios focus on companies in rapidly growing industries. (Does not reflect sales load.)

Lipper Large Cap Growth

Funds that by portfolio practice invest at least 75% of their equity assets in companies with a market capitalization greater than 300% of the median market cap of the S&P Mid-Cap 400 Index. These funds normally invest in companies with earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index and will have above average valuation ratios compared to the U.S. diversified large cap funds universe. (Does not reflect sales load.)

An investor should carefully consider the investment objectives, risks, charges, and expenses found in the prospectus. For a prospectus containing complete information about the Markman Core Growth Fund, contact your financial professional, call Markman at 800-707-2771, or visit the funds' website at www.markman.com. Please read the prospectus carefully before investing or sending money. Investment products offered are not FDIC insured, may lose value, and have no bank guarantee.

Past performance is not a guarantee of future results.

                                 Portfolio Data

Morningstar Category:                                          Large Cap Growth
--------------------------------------------------------------------------------
Lipper Category:                                               Large Cap Growth
--------------------------------------------------------------------------------
Five Year Beta
  vs. Russell 1000 Growth Index:                                           1.29
  vs. S&P 500 Index                                                        1.10
--------------------------------------------------------------------------------
Five Year Alpha
  vs. Russell 1000 Growth Index:                                           4.18
  vs. S&P 500 Index                                                        1.92
--------------------------------------------------------------------------------
Average Market Cap:                                              $41.30 billion
--------------------------------------------------------------------------------

We can look at the year by year rankings of the Markman Core Growth Fund as of 12/31/07 and see how this plays out in the real world:

Year                                   Morningstar                       Lipper
                                  Large Cap Growth             Large Cap Growth
                                   Percentile Rank              Percentile Rank

2003                                             1                          2
--------------------------------------------------------------------------------
2004                                             9                          5
--------------------------------------------------------------------------------
2005                                            35                          29
--------------------------------------------------------------------------------
2006                                             4                          1
--------------------------------------------------------------------------------
2007                                            33                          36
--------------------------------------------------------------------------------

MTRPX 'Average'

Three Year Ranking                              24                          22
--------------------------------------------------------------------------------

MTRPX Actual

Three Year Ranking                              10                          8
--------------------------------------------------------------------------------

MTRPX 'Average'

Five Year Ranking                               16                          14
--------------------------------------------------------------------------------

MTRPX Actual

Five Year Ranking                                4                          1(2)
--------------------------------------------------------------------------------

What jumps out at you in this history is an interesting statistical quirk: our actual longer-term ranking is higher than one might expect, given the year-to-year performance. The reason, as the axiom says, is that consistency of 'good' results over time equates to excellence of long-term results. (On a side note: This was probably the very first lesson I learned when I got into the investment field in 1980. The first fund I ever put a client into was the Templeton Growth Fund. At the time, the fund's sales literature showed an impressive chart that showed the yearly returns of the fund since inception in 1954. What struck me was not just that the fund had the best overall 25 year record in the industry--by a wide margin--but that this number one record was built over a 25 year period during which the fund was never the number one fund on a yearly return! )

Hot stuff! Come and get It!

A common result in the mutual fund world is for a fund to have a good year or two, followed by a year of miserable relative performance. That's what makes short-term performance chasing so hazardous, and what causes investment professionals to cringe when they read the evergreen stories about funds that had astonishing returns for the year just ending. Reporters and editors can point all they want to their obligatory disclaimer about the dangers of performance-chasing buried in the fifth paragraph of their story, but let's not kid ourselves. The message these stories convey is "HOT STUFF! COME AND GET IT!" It's no wonder that the average shareholder in most funds has returns much lower than the actual return of the fund: money inflows regularly follow a year of hot returns, only to suffer in the inevitable subsequent underperforming years.

By avoiding the far too common pattern of a couple of a 'great' years being followed by a couple of 'bad' years, a fund can pull far ahead of even those jack rabbits who get the occasional end of year kudos.

Process is a means, not an end

So how is this to be done? What sounds simple on the surface--avoid really bad relative years--seems to be very difficult, particularly if one adheres to conventional investment management approaches. Almost universally, investment managers ply their craft by creating and executing what we call 'an investment process.' By that, we mean the way a manager goes about researching, selecting and monitoring investments for the portfolio. It is clear, from the wide range of returns generated by funds in any given time period, that some investment processes seem to work better than others at times, and that some individuals seem to be more capable of executing a given process. Those who analyze funds put great stock in a manager's process: how well reasoned it is and, most particularly, how disciplined the manager is in executing the process over time. Kudos are awarded based on a manager's ability to withstand short-term pain and 'stick to' his process through thick and thin.

----------
(2) The Markman Core Growth Fund is, in fact, not just in the top 1% but actually the number two fund out of the 503 funds included in the Lipper category over that period. Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------

Morningstar Star Ratings (Large Cap Growth Catagory)

      o     Three Years     Four Stars (out of 1449 funds)   * * * *

      o     Five Years      Five Stars (out of 1215 funds)   * * * * *

      o     Ten Years       Two Stars (out of 554 funds)     * *

      o     Overall         Three Stars (out of 1449 funds)  * * *


For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.

The top 10 percent in a category receive five stars, the next 22.5 percent receive four stars, and the next 35 percent receive three stars, the next 22.5 percent receive two stars and the bottom 10 percent receive one star. (Each share class is counted as a fraction of one fund within the scale and rated separately, which may cause slight variation in the distribution percentages.) Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance, and are subject to change every month. They are derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

--------------------------------------------------------------------------------

Is this really wise? I'm not totally convinced. The fact is few 'processes' continue to work well indefinitely. The nature of markets is constantly changing, and there are times when new dynamics and relationships will negate some of the advantages that a prior process offered. (Another Templeton side note: I was at a meeting when Sir John related that he was forced to review and change his approach a number of times over the years. He noted that, after a while, the rest of the world caught up to--or on to--what he was doing and thus negated whatever comparative advantage he had.) When a blind adherence to a 'process' that may have worked well in the past, but is currently failing, is married to a fear of change, the end result is often lagging returns that persist far longer than they ought. Those of us who follow fund management news are well aware of the previously lionized value managers who, over the past few years, have suddenly begun to turn in year after year of significantly sub par performance. One notes that in many of these cases, there is very low turnover in the portfolio. It's almost as if the manager is sending the message that "I know this is not working, but I'm going to stick to my guns until the market realizes I am right, regardless of how much pain we need to endure along the way." I'm sorry, but that simply doesn't work for me. Investment managers should never forget that it is ok to be wrong; it is not ok to stay wrong. You might notice, though, that some fund managers have a hubristic tendency to blame 'mispricing' or irrationality in the market for investment decisions that move against them. Admittedly, it does take something of an ego to accept responsibility for the investment dollars of thousands of strangers, but I also note in passing that the most legendary investors seem to be the most humble.

Sell early, sell often

I make no claim to infallibility. I, too, have my own history of trying to 'force' a particular view on a market that refuses to listen to me! I eventually learned to heed the words of a wise speculator who ruefully noted that, "The market can stay wrong longer than you can stay solvent."

Given my professional history and individual personality, I have come to accept that the best 'process' in my view is to find great companies at good entry points, then--and here's the important part--sell early and sell often. Sell early. Sell often. And be willing to accept a number of small misjudgements in order to possibly avoid big ones. Trust me when I say it's hard to even type those words of heresy in the privacy of my own office, let alone utter them in professional circles. It just isn't done. We're taught to hold for as long as possible; to trade as infrequently as possible; to not second guess over and over.

To be sure, there are times when that advice is correct; and there are investors who are well-suited to that approach. I think, however, that it is entirely possible that more investors have lost money than made money by following that conventional advice. You see, while we always hear that the market it driven by fear and greed, I think it is more accurate to say that the market is driven by fear and hope. Greed is not the opposite of fear. Hope is the opposite of fear. That's what makes hope the most dangerous of investment emotions.

Hopeful? I hope not

Hope, not greed, is the emotion that makes us hang on to losing positions far longer than we should. Hope, not greed, is what makes us stick to our guns when the world is telling us that our decisions are not working. Hope, not greed, is what makes investors average down on devastatingly losing positions. Hope is what ultimately makes otherwise smart investors ignore the reality in front of them. The hopeful investor is capable of losing a fortune; the greedy investor squeezes every nickel till it squeals and hates to lose a penny. I'd sooner trust my money to a greedy investor than a hopeful investor every time.

The hopeful investor is never likely to sell early, as there is always hope that things will get better. Though I am nothing if not an optimist, I have painfully learned over the years that it is much easier to live with the regret of selling too soon than the pain of selling too late. And you know what? If the sale was really, really too soon; if, in hindsight I realize I missed something that should have led me to hold on longer, well, there's no law that says you can't buy back in again. Still better than staying too long at the party.

Without a doubt, those tactics create high turnover and certain potentially negative tax consequences, and traditionalists don't like that. It is worth noting our trading costs are among the lowest in the industry(3). And we have not had a taxable capital gain distribution in five years due to tax loss carryforwards. All we've produced are the results I outlined above. Will they continue? We can only hope(!).

Top Five Weighted Sectors

Financial Services                                                         24.7%
--------------------------------------------------------------------------------
Energy/Natural Resources                                                   14.2%
--------------------------------------------------------------------------------
Metals and Mining                                                           7.3%
--------------------------------------------------------------------------------
Leisure                                                                     6.7%
--------------------------------------------------------------------------------
Internet Commerce                                                           6.4%
--------------------------------------------------------------------------------
Health Care/Medical                                                         6.4%
--------------------------------------------------------------------------------

----------
(3) Ian McDonald, Mutual Fund Trading Fees Drop, WALL ST. J., Aug. 12, 2005, http://onlinewsj.com/article. Trading commissions, per Lipper, averaged .15% .

--------------------------------------------------------------------------------

Comparative Growth of a $10,000 Investment

Since Inception 1/28/95*

                          Average Annual Total Returns*

                                                                         Since
                                 1 Year        5 Year       10 Year    Inception
--------------------------------------------------------------------------------
Class I                          16.29%        19.08%        5.00%        7.95%
--------------------------------------------------------------------------------
Class A                            n/a           n/a          n/a         7.98%
--------------------------------------------------------------------------------
S&P 500 Index                     5.49%        12.83%        5.91%       11.16%
--------------------------------------------------------------------------------

                                  [LINE CHART]

              Date                   S&P 500              Markman Fund
            --------                 -------              ------------
             1/28/95                   10000                  10000
            03/31/95                10769.99                  10450
            06/30/95                11798.16                  11210
            09/30/95                12735.84                  12150
            12/31/95                13502.68                12450.4
            03/31/96                14227.29                  13111
            06/30/96                14865.88                  13452
            09/30/96                15325.43                  13199
            12/31/96                16602.85                  13834
            03/31/97                17047.89                  14352
            06/30/97                20024.28                  15532
            09/30/97                21524.05                  16712
            12/31/97                 22142.2                  16516
            03/31/98                25230.82                  17737
            06/30/98                26063.44                  18167
            09/30/98                23470.12                  16266
            12/31/98                28469.26                  19541
            03/31/99                29887.77                  21239
            06/30/99                31994.41                  21518
            09/30/99                29996.68                  21225
            12/31/99                34459.88                  26477
            03/31/00                35250.19                  26794
            06/30/00                34313.59                  23812
            09/30/00                33981.09                  23971
            12/31/00                31322.41                  19756
            03/31/01                27607.57                  14863
            06/30/01                29222.62                  16320
            09/30/01                24932.74                  11952
            12/31/01                27598.05                  15106
            03/31/02                27673.91                  14272
            06/30/02                23965.61                  12551
            09/30/02                19824.35                  11004
            12/31/02                21497.19                  11235
            03/31/03                20820.24                  10771
            06/30/03                 24025.1                  13018
            09/30/03                24660.95               14123.67
            12/31/03                27663.67                  16223
            03/31/04                28131.96                  17014
            06/30/04                28616.28                  16871
            09/30/04                28080.58                16888.7
            12/31/04                30672.67               18545.48
            03/31/05                30013.21               17657.15
            06/30/05                30424.39               19087.38
            09/30/05                31520.73               20717.44
            12/31/05                32178.54                20017.2
            03/31/06                33532.58               21290.29
            06/30/06                33049.38               20545.13
            09/30/06                34921.95               20982.74
            12/31/06                37260.75               23129.27
            03/31/07                37499.14               23256.49
            06/30/07                39853.53               24912.35
            09/30/07                40662.71               25657.23
            12/31/07                39307.95                  26898

Past performance is not predictive of future performance.


Comparative Growth of a $10,000 Investment

Since Operation of Fund as
Core Growth Fund 1/1/03
Class I Shares

                            Total 2003-2007 Returns
                                   Annualized

                           S&P 500           MTRPX*
--------------------------------------------------------------------------------
                           12.83%            19.08%

                                  [LINE CHART]

              Date                   S&P 500              Markman Fund
            --------                 -------              ------------
              1/1/03                  10,000                 10,000
            03/31/03                   9,685                  9,587
            06/30/03                  11,176                 11,587
            09/30/03                  11,472                 12,571
            12/31/03                  12,869                 14,440
            03/31/04                  13,086                 15,144
            06/30/04                  13,312                 15,016
            09/30/04                  13,062                 15,032
            12/31/04                  14,268                 16,507
            03/31/05                  13,961                 15,716
            06/30/05                  14,153                 16,989
            09/30/05                  14,663                 18,440
            12/31/05                  14,969                 17,817
            03/31/06                  15,599                 18,950
            06/30/06                  15,374                 18,287
            09/30/06                  16,245                 18,676
            12/31/06                  17,333                 20,587
            03/31/07                  17,444                 20,700
            06/30/07                  18,539                 22,174
            09/30/07                  18,916                 22,837
            12/31/07                  18,286                 23,938

Past performance is not predictive of future performance.

The charts reflect the performance of Class I shares of the portfolio, the oldest class. The peformance of Class A shares will differ from that of Class I shares because of differences in expenses. Inception of Class I shares was 1/28/95. Inception of Class A shares was 5/1/07.

* Performance numbers for all periods prior to December 30, 2002 are those of the Markman Moderate Allocation Portfolio, the Markman Core Growth Portfolio's performance predecessor.

The performance of the Fund above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Year in Review
--------------------------------------------------------------------------------

Top Ten Holdings

of the Stock Portfolio 12.31.07

Apple                                                                      5.67%
--------------------------------------------------------------------------------
Berkshire Hathaway Class B                                                 4.52%
--------------------------------------------------------------------------------
Mastercard                                                                 4.45%
--------------------------------------------------------------------------------
Charles Schwab                                                             4.18%
--------------------------------------------------------------------------------
Valero Energy                                                              4.13%
--------------------------------------------------------------------------------
Potash Corp of Saskatchewan                                                4.12%
--------------------------------------------------------------------------------
Goldman Sachs                                                              4.11%
--------------------------------------------------------------------------------
CME Group                                                                  4.04%
--------------------------------------------------------------------------------
McDonald's                                                                 3.94%
--------------------------------------------------------------------------------
Google                                                                     3.85%
--------------------------------------------------------------------------------
Oil Service HOLDRS                                                         3.55%
--------------------------------------------------------------------------------
ConocoPhillips                                                             3.37%
--------------------------------------------------------------------------------
Total in Top Ten                                                          49.93%
--------------------------------------------------------------------------------

I am pleased to report that the Markman Core Growth Fund had another successful year, finishing 2007 with a return of 16.29%. This compares favorably with our relevant benchmark indices: The S&P 500 Index gained 5.49% and the Russell 1000 Growth Index(R) grew 11.82% That makes 2007 the fifth year in a row that we have outperformed both the S&P 500 and Russell 1000 Indices on an after-tax basis(4).

Additionally, we again bested the average returns of our respective fund categories, exceeding the 12.34% return of the Morningstar Large Cap Growth category as well as the 14.21% return posted in the Lipper Large Cap Growth category.

So I do not want to let this opportunity pass to thank every shareholder who had the patience and faith to stick with our approach after the hard years of the 2000-2002 bear market. Nothing pleases me more than to be able to achieve returns that justify your confidence. Again, thank you very much.

The positive 2007 numbers of our fund and the broad market averages mask, however, the broad difficulties many investors experienced in 2007. The average stock, as represented by the Value Line Arithmetic Index in 2007 was up only around 1%. Ironically, it was investors in the typically more conservative-oriented equities that suffered the greatest pain. For instance, many value funds barely broke even, with a number of famous, previously very successful value managers posting losses of 5-15%. REITs and real estate funds, which had provided investors with market trouncing returns for a record seven consecutive years saw losses well into the double digits. And the traditional 'widows and orphans' haven of blue chip bank stocks? Well-can you say sub-prime losses?

The best returns in 2007 were to be found in areas on the very highest end of the traditional risk spectrum: momentum oriented tech stocks, emerging markets, and commodities. The irony of it all lies in the reality that in a year of crises and panics, the investors who assumed the greatest traditional 'risks' did the best. Once again proving the old adage that the market will do whatever it needs to in order to confound, confuse and humiliate the maximum number of people. I will admit to a lurking sense of uneasiness when I recall that the last time we saw this dynamic was 1999, when mo-mo tech funds were the rage and bland value funds were left in the performance dust. And we all know what followed that year....

Fortunately, I think this bifurcated return dynamic had much more to do with specific, event-driven realities than dysfunctional bubble-building. From my perch, valuations in most of the broad indices seem entirely rational compared to where we were at the previous market peak. As you can see from the chart below, growth stocks, as measured by the Russell 1000 have adjusted to very reasonable valuations over the past eight years and--relative to the 'historic' relationship--could well be considered bargains compared to their value peers. (source: Russell Investment Group)

(4) Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            December 31, 1999              December 31, 2007

                         PE    Expected      PEG        PE    Expected       PEG
                               Earnings   Ratio*              Earnings     Ratio
                                 Growth                         Growth


Russell 1000 Growth    55.2       22.4%      2.5      20.2        15.2       1.3
--------------------------------------------------------------------------------
Russell 1000 Value     19.6       12.3%      1.6      14.0         9.8       1.4
--------------------------------------------------------------------------------

*The PEG ratio is a stock's PE ratio divided by its earnings growth rate.

Performance Attribution

Much of our positive performance in 2007 is attributable to top ten holdings like Apple, Google and Mastercard and to the nimble trading we performed in and out of many minor and major positions along the way. We also saw good gains in our broad energy holdings. Nevertheless, overall returns were held back by poor showings in several picks that were former portfolio stalwarts. For instance, Starbucks and Toyota, while remaining valuable global brands, suffered sharp declines in stock prices. Of course, given our investment process, which involves trading in and around prices, while we took some significant hits, we fortunately did not ride these stocks all the way down to their current levels. I can't reiterate often enough that there is a huge difference between a great company and a great stock investment. Great companies' stocks regularly move from undervalued to overvalued, from loved to hated. No law says we have to stay along for the ride at all times. It is important for me to communicate to you that a good portion of the earnings growth rate turnover in the fund is not so much from changing the names of the stocks we own as it is from changing the size of position in stocks we own for the long term. (Regarding some of the aforementioned sales, I hasten to add, like General MacArthur, "I shall return!")

I must admit I have always been particularly attracted to companies in the financial sector, and believe I possess a generally good feel for their dynamics and prospects. This has served us well over much of the last five years, but caused difficulties in the clearly negative environment that most financials labored in during 2007. Our forays into banks and homebuilders were early, but fortunately very brief. Again, risk was ultimately reduced and losses capped by our active tactical trading process. More on this when we discuss what I see ahead in 2008.

As I look back on 2007, two portfolio manager 'woulda/shoulda/coulda's' stand out for me. First, the portfolio was generally underweight in some of the momentum oriented high tech flyers. We did own decent sized positions in Apple and Google, but avoided Amazon completely and got into other momentum stocks like Research in Motion, VMware and Intuitive Surgical only briefly and fairly late in the game. (As you may have noticed over the years, the Fund generally has lighter technology weightings than is common in our category.) A number of other large cap growth funds found excess returns in these areas and I can't help but wish I had, too. But I have little regret in these cases, as I continue to believe that some of the 2007 momentum tech stocks could see rough sledding in 2008 and that tech in general, while not overvalued, does not represent the compelling growth opportunity many other managers think.

What I do kick myself about is our relatively small exposure to the broad agriculture sector, including both machinery and soft commodities. By the time you read this, that prior underweighting will probably have changed substantially, so let's get right down to what we see and plan for 2008.

--------------------------------------------------------------------------------
The Year Ahead
--------------------------------------------------------------------------------

The last shall be first and the first shall be...first, too!

There are times when strong performance momentum in a sector carries over to the new year. In those instances, just holding on for dear life to prior winners can be a profitable strategy. Other years, we face a distinct shift in dynamic and the prior year's laggards suddenly become star performers. Sometimes, though rarely, we see both scenarios unfold at the same time, with both the momentum trade and the contrarian trade paying off simultaneously. Yet that, I believe, is what we are potentially facing in 2008, as I expect the momentum trade of hard and soft commodities to persist alongside a contrarian trade in financials.

Let's look first at the commodities picture. Hard commodities, and by that we mean oil, metals, etc., have generally been the main focus for many over the past several years. The story is already well known: never before seen levels of economic growth in emerging markets, combined with the increasing cost of discovery and development have driven a broad range of hard commodity prices to record levels. Skeptics would point out, rightly so, that this is by no means the first commodities boom we've ever experienced. And so, even as prices rise, many look fearfully for the exits lest the possible 'bubble' explode in their face.

What is often missing in the discussion, is how this boom differs from what we've seen before. In the past, much of the rise of commodity prices could be attributed solely to supply imbalances. Once a relatively small increase of supply was achieved, prices adjusted back down. Today, however, the supply side of the equation has been skewed due to a permanent and significantly large change in the demand side. Ten years ago, China made no real impact on the demand side of the equation. Today, the world is confronted with the reality of feeding the hard commodity needs of an economic engine that is attempting to move 1.3 billion people into the 21st century. Add to that the needs of other huge countries like India and you can see that the demand side of the hard commodity equation involves numbers that simply were not plugged into any model ten years ago.

As investors, it would be foolhardy for us to ignore the simple fact that one third of the planet's population--a one third that had previously been 'off the radar'--is racing as fast as they can toward modern development. Thus, even if we prudently account for the inevitable corrections, the safest bet is that upward pressures on prices simply will not disappear by magic. And while more tin, copper, iron, oil and natural gas could and will be found, it's not as if the world has not already searched for and developed these resources. Getting that much more out of an already worked over planet is possible, but you can be sure the cost of those endeavors will rise. Bottom line: in my view, both supply and demand forces point to a long boom in hard commodities.

"One Word, Benjamin: Fertilizer"

But, as I noted, this is a well-mined (!) story. The soft commodity side of the story, however, while certainly no secret, has been much less explored and acted on by investors. What do we mean by the term 'soft commodities?' These are agricultural commodities: corn, sugar, wheat, soybeans, etc. As an investor, I've found it useful to broaden out the investment sector opportunities to what I call the 'food complex.' The food complex includes, in addition to the agriculture commodities, machinery, fertilizer, and seed.

So we circle back to emerging markets like China and India. Why should they suddenly have such an impact on the food complex? It's not like these 2.5 billion people suddenly appeared on the scene, right? The key factor is the nature of their diet. Use of grains is generally linked to population growth. As world population growth leveled off in recent decades, so did grain use. Meat, however, is linked to economic growth. Global growth is now in its fifth consecutive year of expansion at a 4% plus rate. More significantly, growth rates are substantially higher in those countries (China, India) where the addition of meat to the diet is occurring at the fastest rate.

As was reported in December in the Economist magazine, "Higher incomes in India and China have made hundreds of millions of people rich enough to afford meat and other foods." In 1985, the average Chinese consumer ate 44 pounds of meat a year; now he eats more than 110 pounds. In developing countries as a whole, consumption of cereals has been flat since 1980, but demand for meat has doubled.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The simple fact is that more grain is needed to produce a calorie of beef than a calorie of cereal food. So even a small shift from a cereal-based diet to one that includes greater portions of beef gets magnified in the production chain. And because these are relatively tiny family by family changes, magnified over tens of millions of families, I believe the trend is less likely to go into sudden reversal, as compared to the way large building projects can come to a sudden halt. So I see good relative consistency in this trend.

In addition, as if the demographic/prosperity angle on these commodities were not enough of a tail wind, we have the whole ethanol craze impacting the sector's dynamic. As more land is given over to corn production, that pressure prices in the other grains, as well as making it more expensive to raise animals for meat.

As we extend our thinking, we can see how there will be more work to be done in agricultural bioengineering to make seed more productive and disease resistant, in machinery to help raise and transport the goods to market, and, of course, fertilizer.

None of this can or will prevent sudden and severe bouts of profit-taking in these sectors, and we can expect severe corrections along the way. Nevertheless, I can't remember when an investment theme had such strong fundamentals attached to it. Hopefully we will profit from it in 2008.

Buy what you can't stand to buy

At some point in 2008, and I have no idea when, we will likely see a long term low in the broad financial sector. I must be candid in that I have been far too optimistic regarding how the subprime crisis would unfold and affect the banking sector. It seems clear, as we begin 2008, that the effect is deeper and will be more painfully felt than many had estimated.

Nevertheless, this will come to an end. Even the most controversial of financials--Citigroup--for all its problems, possesses a deep and valuable global franchise. Once we have finally gotten down to the bottom of the cleansing action, the global financial system will still have business that it will need companies like Citigroup to transact. The good news is that the growth potential, long term, in global financial services has not really diminished; the long term outlook is very bright. All we are awaiting is some indication that stock prices have adjusted to the levels we need to once again be able to confidently look forward and estimate gains, rather than look backward, trying to estimate losses. That day will come. In anticipation, we will be diligent about assembling our shopping list.


                                  [PIE CHART]

          Small                               (under 1.5 billion) 1.2%
          ------------------------------------------------------------
          Mid                                    (1.5-8 billion) 15.6%
          ------------------------------------------------------------
          Large                                 (over 8 billion) 83.2%
          ------------------------------------------------------------

                              Market Caps 12.31.07
            (as a percentage of the stock portion of the portfolio)

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS    December 31, 2007
--------------------------------------------------------------------------------

     Shares                                                        Market Value

COMMON STOCKS -- 99.2%
FINANCIAL -- 24.7%
        600    Berkshire Hathaway, Inc.-Class B*                  $   2,841,600
     13,000    MasterCard, Inc.                                       2,797,600
    102,760    The Charles Schwab Corp.                               2,625,518
     12,000    The Goldman Sachs Group, Inc.                          2,580,600
      3,700    CME Group, Inc.                                        2,538,200
     15,080    Morningstar, Inc.*                                     1,172,470
      7,200    Icahn Enterprises L.P.                                   933,984
                                                                  $  15,489,972

ENERGY/NATURAL RESOURCES -- 14.2%
     37,095    Valero Energy Corp.                                $   2,597,762
     11,800    Oil Service HOLDRs Trust                               2,230,436
     24,000    ConocoPhillips                                         2,119,200
     26,165    Peabody Energy Corp.                                   1,612,811
      3,000    Petroleo Brasileiro S.A. - ADR                           345,720
                                                                  $   8,905,929

METALS & MINING -- 7.3%
     24,000    BHP Billiton Ltd. - ADR                            $   1,680,960
     20,000    ArcelorMittal - ADR                                    1,547,000
     40,000    Companhia Vale do Rio Doce                             1,306,800
                                                                  $   4,534,760

LEISURE -- 6.7%
     42,080    McDonald's Corp.                                   $   2,478,933
     23,000    Harley-Davidson, Inc.                                  1,074,330
      6,000    Las Vegas Sands Corp.*                                   618,300
                                                                  $   4,171,563

INTERNET COMMERCE -- 6.4%
      3,500    Google, Inc. - Class A*                            $   2,420,180
      4,100    Baidu.com, Inc. - ADR*                                 1,600,599
                                                                  $   4,020,779

HEALTH CARE/MEDICAL -- 6.4%
     20,000    Express Scripts, Inc.*                             $   1,460,000
     17,000    Stryker Corp.                                           1,270,240
     27,000    Teva Pharmaceutical
                 Industries Ltd. - ADR                                1,254,960
                                                                  $   3,985,200
CONSUMER ELECTRONICS -- 5.7%
     18,000    Apple, Inc.*                                       $   3,565,440

AGRICULTURE/FOOD PRODUCTS -- 5.0%
     18,000    Potash Corp. of Saskatchewan                       $   2,591,280
      6,000    The Mosaic Co.*                                          566,040
                                                                  $   3,157,320

CONSUMER PRODUCTS -- 4.9%
     28,000    Altria Group, Inc.                                 $   2,116,240
     13,065    Procter & Gamble Co.                                     959,232
                                                                  $   3,075,472

ENGINEERING SERVICES -- 4.2%
     64,000    ABB Ltd.                                           $   1,843,200
      8,000    Jacobs Engineering Group, Inc.*                          764,880
                                                                  $   2,608,080

TELECOMMUNICATIONS -- 3.9%
     30,000    Vimpel-Communications                              $   1,248,000
     12,000    Mobile Telesystems                                     1,221,480
                                                                  $   2,469,480

TRANSPORTATION & DELIVERY -- 2.7%
     12,000    DryShips, Inc.                                     $     928,800
     24,000    Diana Shipping, Inc.                                     755,040
                                                                  $   1,683,840

REAL ESTATE INVESTMENT TRUST -- 2.5%
     85,125    Annaly Mortgage Management, Inc.                   $   1,547,573


HOMEBUILDERS/REAL ESTATE DEVELOPMENT -- 2.3%
     40,000    The St. Joe Co.                                    $   1,420,400

INDUSTRIAL EQUIPMENT & COMPONENTS -- 2.3%
     28,965    The Manitowoc Co., Inc.                            $   1,414,361

TOTAL COMMON STOCKS                                               $  62,050,169


MONEY MARKET FUNDS -- 0.3%
  217,673 5/3 Prime Money Market Fund                             $     217,673

TOTAL INVESTMENT SECURITIES -- 99.5%                              $  62,267,842
  (Cost $52,165,738)

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.05%                          276,649

NET ASSETS -- 100.0%                                              $  62,544,491

*     Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007
--------------------------------------------------------------------------------

ASSETS

   Investment securities:
       At acquisition cost                                         $ 52,165,738
                                                                   ============
       At market value                                             $ 62,267,842
   Cash                                                                 345,586
   Accrued income                                                        49,748
   Receivable for securities sold                                    15,029,789
   Receivable for capital shares sold                                    22,915
   Other assets                                                          20,369
                                                                   ------------
       TOTAL ASSETS                                                  77,736,249
                                                                   ------------

LIABILITIES

   Payable for securities purchased                                  15,108,756
   Payable for capital shares redeemed                                    4,400
   Payable to Adviser                                                    45,307
   Payable to other affiliates                                           14,612
   Payable to Trustees                                                      750
   Other accrued expenses and liabilities                                17,933
                                                                   ------------
       TOTAL LIABILITIES                                             15,191,758
                                                                   ------------

NET ASSETS                                                         $ 62,544,491
                                                                   ============
   Net assets consist of:
   Paid-in capital                                                 $ 82,937,329
   Accumulated net realized losses
     from security transactions                                     (30,494,942)
   Net unrealized appreciation on investments                        10,102,104
                                                                   ------------
NET ASSETS                                                         $ 62,544,491
                                                                   ============
Pricing of Class I Shares
Net assets attributable to Class I shares                          $ 62,209,732
Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
  no par value)                                                       4,209,668
Net asset value, offering price and
  redemption price per share                                       $      14.78
Pricing of Class A Shares
Net assets attributable to Class A shares                          $    334,759
Shares of beneficial interest outstanding
  (unlimited number of shares
  authorized, no par value)                                              22,594
Net asset value, offering price and
  redemption price per share                                       $      14.82

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                        $   776,490
                                                                    -----------

EXPENSES
   Investment advisory fees                                             537,260
   Professional fees                                                    102,065
   Sub transfer agent fees                                               71,891
   Administration fees                                                   55,000
   Compliance fees and expenses                                          55,000
   Custodian fees                                                        48,849
   Shareholder report costs                                              35,795
   Accounting services fees                                              35,000
   Registration fees                                                     30,390
   Transfer agent fees                                                   30,000
   Trustees fees and expenses                                            19,000
   Postage and supplies                                                  15,627
   Distribution fees - Class A                                              240
   Other expenses                                                        18,363
                                                                    -----------
   TOTAL EXPENSES                                                     1,054,480
                                                                    -----------
NET INVESTMENT LOSS                                                    (277,990)
REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
  Net realized gains from security transactions                       7,576,463
  Net change in unrealized appreciation/
    depreciation on investments                                       2,045,900
                                                                    -----------
NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS                                                9,622,363
                                                                    -----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                   $ 9,344,373
                                                                    ===========

(a) Except for Class A, which represents the period from commencement of operations (May 1, 2007) through December 31, 2007.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          For the Year Ended    For the Year Ended
                                                                          December 31, 2007(a)   December 31, 2006
FROM OPERATIONS
    Net investment loss                                                     $     (277,990)       $     (181,283)
    Net realized gains from security transactions                                7,576,463             5,472,693
    Net change in unrealized appreciation/depreciation on investments            2,045,900             2,715,106
                                                                            --------------        --------------
Net increase in net assets from operations                                       9,344,373             8,006,516
                                                                            --------------        --------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS I
    Proceeds from shares sold                                                   10,010,824             4,862,373
    Payments for shares redeemed                                               (12,250,587))         (12,862,244)
                                                                            --------------        --------------
  Net decrease in net assets from Class I capital share transactions            (2,239,763)           (7,999,871)
                                                                            --------------        --------------
CLASS A
    Proceeds from shares sold                                                      318,079                    --
                                                                                                  --------------
TOTAL INCREASE IN NET ASSETS                                                     7,422,689                 6,645
NET ASSETS
    Beginning of year                                                           55,121,802            55,115,157
                                                                            --------------        --------------
    End of year                                                             $   62,544,491        $   55,121,802
                                                                            ==============        ==============
ACCUMULATED NET INVESTMENT INCOME                                           $           --        $       13,566
                                                                            ==============        ==============



(a) Except for Class A shares, which represents the period from commencement of operations (May 1, 2007) through December 31, 2007.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                               -------------------------------------------------------------------------------
                                                Year Ended       Year Ended       Year Ended      Year Ended       Year Ended
                                               December 31,     December 31,     December 31,     December 31,     December 31,
                                                   2007             2006             2005             2004             2003
                                                ----------       ----------       ----------       ----------       ----------
Net asset value at beginning of year            $    12.71       $    11.00       $    10.24       $     9.02       $     6.30
                                                ----------       ----------       ----------       ----------       ----------

Income (loss) from investment operations:
   Net investment income (loss)                      (0.07)           (0.04)            0.05             0.07             0.08
   Net realized and unrealized gains on
     investments                                      2.14             1.75             0.76             1.22             2.72
                                                ----------       ----------       ----------       ----------       ----------
   Total from investment operations                   2.07             1.71             0.81             1.29             2.80
                                                ----------       ----------       ----------       ----------       ----------
Less distributions:
   Dividends from net investment income                 --               --            (0.05)           (0.07)           (0.08)
                                                ----------       ----------       ----------       ----------       ----------
Net asset value at end of year                  $    14.78       $    12.71       $    11.00       $    10.24       $     9.02
                                                ==========       ==========       ==========       ==========       ==========
Total return                                         16.29%           15.55%            7.94%           14.31%           44.40%
                                                ==========       ==========       ==========       ==========       ==========
Net assets at end of year (000s)                $   62,210       $   55,122       $   55,115       $   60,132       $   59,614
                                                ==========       ==========       ==========       ==========       ==========
Ratio of net expenses to average net assets           1.70%            1.58%            1.58%            1.44%            1.50%
Ratio of net investment income (loss) to
  average net assets                                 (0.45%)          (0.33%)           0.46%            0.71%            0.97%
Portfolio turnover rate                              1,098%             799%             658%             472%             228%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout The Period
--------------------------------------------------------------------------------

                                                                  CLASS A(a)
                                                                  ----------

                                                                 Period Ended
                                                              December 31, 2007

Net asset value at beginning of period                           $    13.28
                                                                 ----------

Income from investment operations:
   Net investment income                                               0.00(b)
   Net realized and unrealized gains
     on investments                                                    1.54
                                                                 ----------
Total from investment operations                                       1.54
                                                                 ----------
Net asset value at end of period                                 $    14.82
                                                                 ==========
Total return                                                          11.60%(c)
                                                                 ==========
Net assets at end of period (000s)                               $      335
                                                                 ==========
Ratio of net expenses to average net assets                            1.70%(d)
Ratio of net investment income to average net assets                   0.04%(d)
Portfolio turnover rate                                               1,098%

(a) Represents the period from commencement of operations (May 1, 2007) through December 31, 2007.

(b)   Amount is less than $0.01.

(c)   Not annualized.

(d)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS December 31, 2007
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Markman MultiFund Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers one series to investors, the Markman Core Growth Fund (the "Fund").

Effective May 1, 2007, the Fund is authorized to offer two classes of shares:
Class A shares and Class I shares. Each Class A and Class I share of the Fund represents identical interests in the Fund's assets and has the same rights, except that (i) Class A shares have adopted a Distribution Plan pursuant to Rule 12b-1 (Note 3) and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable.

The Fund seeks long-term growth of capital by investing in securities including individual securities, open-end mutual funds, closed-end funds, and exchange traded funds. Under normal market conditions, at least 35% of the Fund's assets will be invested in the common stock of large U.S. companies selected for their growth potential. The Fund may also invest in real estate investment trusts, money market securities and high yield debt securities.

The following is a summary of the Trust's significant accounting policies:

Securities valuation - Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Shares of open-end mutual funds and money market funds in which the Fund invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Short sales - The Fund may sell securities short. In a short sale, the Fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

When it engages in short sales, the Fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).

Share valuation - The net asset value per share of each class of the Fund is calculated daily by dividing the total value of assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS December 31, 2007, continued
--------------------------------------------------------------------------------

Investment income - Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Fund records distributions of short-term capital gains made by mutual funds in which the Fund invests as dividend income and long-term capital gains made by mutual funds in which the Fund invests as realized capital gains.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code (the "Code") available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of December 31, 2007:

Tax cost of portfolio investments                                  $ 55,937,938
                                                                   ------------

Gross unrealized appreciation on  investments                      $  8,338,978

Gross unrealized depreciation on  investments                        (2,009,074)
                                                                   ------------
Net unrealized appreciation on  investments                           6,329,904

Capital loss carryforward                                           (26,722,742)
                                                                   ------------

Accumulated deficit                                                $(20,392,838)
================================================================================

During the year ended December 31, 2007, the Fund utilized $10,120,730 of capital loss carry-forwards. As of December 31, 2007, the Fund had a net capital loss carryforward of $26,722,742 of which $8,407,034 will expire in 2008, $12,127,416 will expire in 2009 and $6,188,292 will expire in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the acquisitions in 2002, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

The Fund paid no distributions to shareholders during the year ended December 31, 2007.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of income received from REIT securities and net investment losses. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund's capital accounts on a tax basis. For the year ended December 31, 2007, the Fund made the following reclassification:

                                Undistributed
           Paid-in              Net Investment              Realized
           Capital                 Income                Capital Losses

          ($293,126)             $ 264,424                 $  28,702
================================================================================

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open years (December 31, 2004 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in the financial statements.

2.  Investment Transactions

During the year ended December 31, 2007, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities amounted to $699,655,065 and $697,439,675, respectively.

3. Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the "Adviser"). Certain other officers of the Trust are also officers of the Adviser or of JPMorgan Chase Bank, N.A. ("JPMorgan"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective May 1, 2005, the Fund pays the Adviser a fee (Investment Advisory Fee) composed of: (1) a base fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily net assets (the "Base Fee"), and (2) a Performance Fee Adjustment that will add to or subtract from the Base Fee depending on the performance of the Fund in relation to the investment performance of the S&P 500 Index (the "Index"), the Fund's benchmark index, for the preceding twelve month period (the "Performance Fee Adjustment").

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS December 31, 2007, continued
--------------------------------------------------------------------------------

The Base Fee will be decreased in a series of breakpoints as the total assets under management for the Fund increase. The break points and the corresponding Base Fee are as follows:

$0 - $200 million                                                          0.85%
--------------------------------------------------------------------------------

Next $150 million                                                          0.80%
                                            (on assets from $200 - $350 million)
--------------------------------------------------------------------------------

Next $150 million                                                          0.75%
                                            (on assets from $350 - $500 million)
--------------------------------------------------------------------------------

Next $150 million                                                          0.70%
                                            (on assets from $500 - $650 million)
--------------------------------------------------------------------------------

Next $150 million                                                          0.65%
                                            (on assets from $650 - $800 million)
--------------------------------------------------------------------------------

All additional dollars                                                     0.60%
                                                   (on assets over $800 million)
================================================================================

The maximum yearly Performance Fee Adjustment would be 10 basis points, or one-tenth of a percent, up or down. The Performance Fee Adjustment is made at the end of each calendar month, based on the performance of the Fund relative to the Index for the preceding twelve months, to determine the Investment Advisory Fee payable for that month. During the year ended December 31, 2007, the Adviser's base fee was increased by $8,741 under the Performance Fee Adjustment.

The Adviser entered into an expense limitation agreement with the Trust with respect to the Fund's Class A Shares (the "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Class A Shares of the Fund other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, is limited to 1.49% of the average daily net assets of the Class A Shares.

The Fund may, at a later date, reimburse the Adviser the management fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the Expense Limitation Agreement provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Class A Shares of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless:
(i) the total annual expense ratio of the Fund's Class A Shares is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees. The Adviser has agreed to maintain the expense limitation with regard to Class A shares through May 1, 2008.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and JPMorgan, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. JPMorgan coordinates the preparation of tax returns for the Fund, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. JPMorgan also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Fund pays JPMorgan an asset-based administrative fee and accounting fee, and a transfer agent fee based on the number of shareholder accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION

Effective May 1, 2007, IFS Fund Distributors, Inc. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement.

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Markman Core Growth Fund Class A Shares for expenses incurred in the promotion and distribution of Class A Shares of the Fund. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

UNDERWRITING AGREEMENT

IFS Fund Distributors, Inc. (the "Underwriter") is the Fund's principal underwriter and, as such, acts as the exclusive agent for distribution of the Fund's shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned $11 and $263 from underwriting and broker commissions on the sale of shares, respectively, for the year ended December 31, 2007. During the year ended December 31, 2007, the Adviser paid $11,427 of underwriting fees from its investment advisory fee.

COMPLIANCE SERVICES

The Trust has contracted with the Adviser to provide the Chief Compliance Officer to the Trust, subject to approval by the Board of Trustees. The Chief Compliance Officer and his or her designees perform the duties and responsibilities in accordance with Rule 38a-1 under the 1940 Act. The Chief Compliance Officer, among other things, oversees an annual review of the policies and procedures of the Trust and its service providers and provides a summary report of his or her findings to the Board of Trustees. The Chief Compliance Officer's compensation is paid by the Adviser and the Trust reimburses the Adviser for such costs.

In addition, the Trust has contracted with JPMorgan to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, JPMorgan developed and assisted in implementing a compliance program for JPMorgan on behalf of the Fund and; provides administrative support services to the Fund's Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from the Trust.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS December 31, 2007, continued
--------------------------------------------------------------------------------

4. Capital Share Transactions

Proceeds and payments from capital share transactions as shown on the Statements of Changes in Net Assets are the result of the following capital share transactions:

                                                Markman Core Growth Fund
                                        ----------------------------------------
                                        For the Year Ended    For the Year Ended
                                        December 31,2007(a)    December 31, 2006

Class I
Shares sold                                        760,960              418,517
Shares redeemed                                   (889,072)          (1,092,606)
                                                ----------           ----------
Net decrease in shares outstanding                (128,112)            (674,089)
Shares outstanding, beginning of year            4,337,780            5,011,869
                                                ----------           ----------
Shares outstanding, end of year                  4,209,668            4,337,780
                                                ==========           ==========
Class A
Shares sold                                         22,594
                                                ----------
Shares outstanding, beginning of period                 --
                                                ----------
Shares outstanding, end of period                   22,594
                                                ==========

(a) Except for Class A Shares, which represents the period from commencement of operations (May 1, 2007) through December 31, 2007.

5. Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Markman MultiFund Trust


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Markman Core Growth Fund (the "Fund"), a series of the Markman MultiFund Trust, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Markman Core Growth Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                                Cincinnati, Ohio
                                                               February 19, 2008

--------------------------------------------------------------------------------
ADDITIONAL NOTES December 31, 2007 (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING GUIDELINES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 952-920-4848. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing
(i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 952-920-4848. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.
SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (July 1, 2007 through December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2007" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                               Net Expense Ratio      Beginning              Ending        Expenses Paid
                                      Annualized  Account Value       Account Value     Six Months Ended
                               December 31, 2007   July 1, 2007   December 31, 2007   December 31, 2007*
Markman Core Growth Fund
      Class A   Actual                     1.71%   $   1,000.00        $   1,116.00            $    9.12
                                           -------------------------------------------------------------
      Class A   Hypothetical               1.71%   $   1,000.00        $   1,016.59            $    8.69
      ==================================================================================================
      Class I   Actual                     1.96%   $   1,000.00        $   1,162.90            $   10.69
                                           -------------------------------------------------------------
      Class I   Hypothetical               1.96%   $   1,000.00        $   1,015.32            $    9.96
      ==================================================================================================

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366] (to reflect the one-half year period).

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST (Unaudited))
--------------------------------------------------------------------------------

Listed in below are the Trustees and principal officers of the Markman MultiFund Trust (the "Trust").

                                                                                                        Number of             Other
                                                                                                    Portfolios in     Directorships
                           Position(s)                                                               Fund Complex   Held by Trustee
                           Held With        Term of Office(1) and    Principal Occupation(s)          Overseen by       Outside the
Name/Address/Age           Trust            Length of Time Served    During Last 5 yrs                    Trustee      Fund Complex
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Robert J. Markman(2)       Chairman of      Since Inception          President, Treasurer and                   1               N/A
6600 France Ave. South     the Board                                 Secretary of Markman
Edina, MN 55435            and President                             Capital Management, Inc.
Age: 56

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. Markman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust and, accordingly, as investment adviser to the Fund.
====================================================================================================================================

                                                                                                          Number of            Other
                                                                                                      Portfolios in    Directorships
                            Position(s)                                                                Fund Complex  Held by Trustee
                            Held With       Term of Office(1) and    Principal Occupation(s)            Overseen by      Outside the
Name/Address/Age            Trust           Length of Time Served    During Last 5 yrs                      Trustee     Fund Complex
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Susan Gale Levy             Trustee         Since Inception          Real Estate Advisor,                         1              N/A
6600 France Ave. South                                               Equitable Realty.
Edina, MN 55435
Age: 55
-----------------------------------------------------------------------------------------------------------------------------------
Melinda S. Machones         Trustee         Since Inception          Director of Technology                       1       St. Luke's
6600 France Ave. South                                               and Strategy, Duluth                                  Hospital;
Edina, MN 55435                                                      New Tribune; Self-employed                           St. Luke's
Age: 53                                                              management and technology                           Foundation;
                                                                     consultant; Director of                                Marshall
                                                                     Information Technologies,                                School
                                                                     The College of St. Scholastica.
-----------------------------------------------------------------------------------------------------------------------------------
Michael J. Monahan          Trustee         Since Inception          Vice President-External                      1              N/A
6600 France Ave. South                                               Relations, Ecolab.
Edina, MN 55435
Age: 57

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

====================================================================================================================================

                            Position(s)
                            Held With       Term of Office and       Principal Occupation(s)
Name/Address/Age            Trust           Length of Time Served    During Last 5 yrs
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:

Judith E. Fansler           Secretary       Since Inception          Chief Operations Officer,
6600 France Ave. South      Treasurer       Since May 2003           Markman Capital Management, Inc.
Edina, MN 55435             Chief
                            Compliance
Age: 56                     Officer         Since October 2004
====================================================================================================================================

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 800-707-2771.

Authorized for distribution only if preceded or accompanied by a current prospectus.

Investment Adviser                                 Shareholder Services
Markman Capital Management, Inc.                   c/o JPMorgan Chase Bank, N.A.
6600 France Avenue South                           P.O. Box 5354
Minneapolis, Minnesota 55435                       Cincinnati, Ohio 54201-5354
Telephone: 952-920-4848                            Toll-free: 800-707-2771
Toll-free: 800-395-4848

--------------------------------------------------------------------------------
Stay Informed
--------------------------------------------------------------------------------

Check for net asset values and more Portfolio/Strategy Updates online

www.markman.com

For up-to-the-minute net asset values and account values, call the PriceLine

800-536-8679

For a prospectus, application forms, assistance in completing an application, or general administrative questions, call our HelpLine

800-707-2771

These forms are available:

      o     Account Application

      o     IRA/Roth Application

      o     IRA transfer request

      o     Systematic Withdrawal Plan Request

      o     Automatic Investment Request

      o     Company Retirement Account Application

      o     403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase the Markman Core Growth Fund through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Core Growth Fund through these discount brokers.

For additional forms or answers to any questions just contact the Markman Core Growth Fund, between the hours of 8:30 AM and 5:30 PM EST, toll-free

800-707-2771.

Markman
Core Growth Fund
---------------------
A Value-Added
Large Growth Strategy

6600 France Avenue South
Minneapolis, Minnesota 55435

The Markman Core Growth Fund Annual Report

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officers and principal financial officers. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Michael J. Monahan is the registrant's "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $27,800 for the December 31, 2007 fiscal year and $24,400 for the December 31, 2006 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2007 or December 31, 2006 fiscal years.

(c) Tax Fees. Tax fees totaled $3,200 for the December 31, 2007 fiscal year and $3,000 for the December 31, 2006 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2007 or December 31, 2006 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e) (2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $3,200 for the fiscal year ended December 31, 2007 and $3,000 for the fiscal year ended December 31, 2006.

(h) Not applicable

Item 5. Audit Committee of Listed Companies.

Not applicable

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 3, 2006 with Form N-CSR for period ending December 31, 2005 and is hereby incorporated by reference.

(a)(2) The certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Markman MultiFund Trust

By (Signature and Title)


/s/ Robert J. Markman
-------------------------
Robert J. Markman
President

Date: March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Robert J. Markman
-------------------------
Robert J. Markman
President

Date: March 3, 2008

By (Signature and Title)


/s/ Judith E. Fansler
-------------------------
Judith E. Fansler
Treasurer and Chief Financial Officer

Date: March 3, 2008